EXHIBIT 10.1

                                                       September 15, 2003
                                               DART 2000-1 DISTRIBUTION SUMMARY


                                                     Collection Account
Wire/Deposit to:                                    In consideration of:                         In the amount of:
----------------                                    --------------------                         -----------------
1.  Premier Auto Finance, Inc.                      Reimburse Previous Advances
                                                    Excess Coverage                                              51,220.02

2.  Bank of New York                                Indenture Trustee Fee                                             0.00

3.  Chase                                           Owner Trustee Fee                                                 0.00

4.  Premier Auto Finance, Inc.                      Servicing Fees                                               68,593.39
                                                    Late Fees                                                    82,231.32
                                                                                                 --------------------------
                                                    Total Servicing Fees                                        150,824.71

5.  Note Distribution Account                       Note Interest                                               417,142.92

6.  Certificate Distribution Account                Certificate Interest                                         87,068.70

7.  Note Distribution Account                       Principal Payable                                        69,136,475.84

8.  Certificate Distribution Account                Principal Payable                                        13,175,591.56

9.  Reserve Fund                                    Funding                                                     245,099.65
                                                                                                 --------------------------
TOTAL AMOUNT WIRED/DEPOSITED:                                                                                83,263,423.40
                                                                                                 ==========================


                                                      Reserve Account
Wire/Deposit to:                                    In consideration of:
----------------                                    --------------------
1. Collection Account                               Collection Shortfall                                              0.00

2. Premier Auto Finance, Inc.                       Excess Reserve Release                                    7,774,304.37

                                                                                                 --------------------------
TOTAL AMOUNT WIRED/DEPOSITED:                                                                                 7,774,304.37
                                                                                                 ==========================

/S/ Kevin P. Diamond
----------------------------------------------------
Senior Vice President


/S/ David C. Greenberg
----------------------------------------------------
CEO

                   Dealer Auto Receivables Owner Trust 2000-1

190,000,000.00  6.69%   Dealer Auto Receivables Asset-Backed Notes, Class A-1
274,000,000.00  7.01%   Dealer Auto Receivables Asset-Backed Notes, Class A-2
168,000,000.00  7.07%   Dealer Auto Receivables Asset-Backed Notes, Class A-3
 83,251,000.00  7.12%   Dealer Auto Receivables Asset-Backed Notes, Class A-4
 24,470,000.00  7.46%   Dealer Auto Receivables Asset-Backed Notes, Class B
 13,175,591.56  7.93%   Dealer Auto Receivables Asset- Backed Certificates

                                                          Monthly Report
                                          For the September 15, 2003 Distribution Date
A         Calculation of Available Amounts

        1 Available Principal (as defined in Article I of the Sale and Servicing Agreement)                      $82,299,688.06
                                                                                                           ---------------------
        2 Available Interest (as defined in Article I of the Sale and Servicing Agreement)                          $881,504.02
                                                                                                           ---------------------
        3 Available Amounts (l. plus 2.)                                                                         $83,181,192.08
                                                                                                           ---------------------

B         Calculation of Principal Distributable Amount                                                          $82,312,067.40
                                                                                                           ---------------------
           (as defined in Article I of the Sale and Servicing Agreement)

C         Calculation of Note Monthly Principal Distributable Amount                                             $82,312,067.40
                                                                                                           ---------------------

        1 Note Percentage for such Distribution Date

          (a)    For each Distribution Date to but excluding the Distribution Date on which the
                 principal amount Of the Class B Notes is reduced to zero                                               100.00%
                                                                                                           ---------------------

          (b)    After the principal amount of the Class B Notes have been reduced to zero                                0.00%
                                                                                                           ---------------------

        2 Principal Distributable Amount (from B)                                                                $82,312,067.40
                                                                                                           ---------------------

        3 Note Monthly Principal Distributable Amount for

             (a) Class A-1 Notes                                                                                          $0.00
                                                                                                           ---------------------

             (b) Class A-2 Notes                                                                                          $0.00
                                                                                                           ---------------------

             (c) Class A-3 Notes                                                                                          $0.00
                                                                                                           ---------------------

             (d) Class A-4 Notes                                                                                 $44,666,475.84
                                                                                                           ---------------------

             (e) Class B Notes                                                                                   $24,470,000.00
                                                                                                           ---------------------

             (f) Note Principal Carryover Shortfall                                                                       $0.00
                                                                                                           ---------------------

D    Calculation of Note Monthly Interest Distributable Amount

        1 Class A-1 Interest Rate                                                                                         6.69%
                                                                                                           ---------------------

        2 Class A-2 Interest Rate                                                                                         7.01%
                                                                                                           ---------------------

        3 Class A-3 Interest Rate                                                                                         7.07%
                                                                                                           ---------------------

        4 Class A-4 Interest Rate                                                                                         7.12%
                                                                                                           ---------------------

        5 Class B Interest Rate                                                                                           7.46%
                                                                                                           ---------------------

                                                            Page 4 of 9

          6 Class A-1 Note Interest Distributable Amount                                                                  $0.00
                                                                                                              ------------------

          7 Class A-2 Note Interest Distributable Amount                                                                  $0.00
                                                                                                              ------------------

          8 Class A-3 Note Interest Distributable Amount                                                                  $0.00
                                                                                                              ------------------

          9 Class A-4 Note Interest Distributable Amount                                                            $265,021.09
                                                                                                              ------------------

         10 Class B Note Interest Distributable Amount                                                              $152,121.83
                                                                                                              ------------------

         11 Aggregate Interest Carryover Shortfall for each Class for such Distribution Date                              $0.00
                                                                                                              ------------------

         12 Note Monthly Interest Distributable Amount (the sum of items D.6, D.7, D.8, D.9,
            D.10 and D.11)                                                                                          $417,142.92
                                                                                                              ------------------

E       Calculation of Note Distributable Amount (sum of C.3 plus D.12.)                                         $82,729,210.32
                                                                                                              ------------------

F       Calculation of Certificate Principal Distributable Amount

          1 Certificate Balance                                                                                  $13,175,591.56
                                                                                                              ------------------

          2 Principal Distributable Amount                                                                       $13,175,591.56
                                                                                                              ------------------

          3 Certificate Percentage for each respective Distribution Date

          3 (a)  for each Distribution Date to but excluding the Distribution Date on which
                 the Principal Amount of the Class B Notes is reduced to zero                                             0.00%
                                                                                                              ------------------

          3 (b)  on the Distribution Date on which the Principal Amount of the Class B Notes is reduced  to zero
                                                                                                              ------------------

          3 (c)  thereafter                                                                                             100.00%
                                                                                                              ------------------

          4 (a)  Principal Distributable Amount multiplied by the Certificate Percentage for
                 such Distribution Date                                                                                   $0.00
                                                                                                              ------------------

          4 (b)  Certificate Principal Carryover Shortfall for such Distribution Date                                     $0.00
                                                                                                              ------------------

          5 Certificate Principal Distributable Amount (the sum of  4.(a) and 4.(b))                                      $0.00
                                                                                                              ------------------

G       Calculation of Certificate Interest Distributable Amount

          1 Certificate Pass-Through Rate                                                                                 7.93%
                                                                                                              ------------------

          2 (a)  Certificate Monthly Interest Distributable Amount                                                   $87,068.70
                                                                                                              ------------------

          2 (b)  Certificate Interest Carryover Shortfall for such Distribution Date                                      $0.00
                                                                                                              ------------------

          3 Certificate Interest Distributable Amount (sum of 2.(a) and 2.(b))                                       $87,068.70
                                                                                                              ------------------

H       Calculation of Certificate Distributable Amount (sum of F.5 and G.3)                                         $87,068.70
                                                                                                              ------------------

I       Fees

          1 The Monthly Servicing Fee for such Distribution Date
                                                                                                                     $68,593.39
                                                                                                              ------------------
            (1/12 of the product of 1% and the Aggregate Principal Balance of the Contracts as
            of the beginning of the preceding Distribution Date)

          2 Late Payment Penalty Fees for such Distribution Date                                                     $82,231.32
                                                                                                              ------------------

          3 Extension Fees for such Distribution Date                                                                     $0.00
                                                                                                              ------------------

                                                                   Page 5 of 9

          4 Indenture Trustee Fee for such Distribution Date                                                              $0.00
                                                                                                              ------------------

          5 Owner Trustee Fee for such Distribution Date                                                                  $0.00
                                                                                                              ------------------

J        Calculation of the Available Amounts for such Distribution Date

          1 The amount of funds deposited into the Collection Account pursuant to Section 5.05(b)
            of the Sale and Servicing Agreement with respect  to the related Due Period                          $83,263,423.40
                                                                                                              ------------------

            a  All amounts received by the Indenture Trustee or the Servicer with respect to principal and interest on the Contracts, as well as Late Payment Penalty Fees and
               Extensions Fees for related Due Period                                                             $7,217,427.68
                                                                                                              ------------------

            b  All Net Liquidation Proceeds                                                                         $583,175.57
                                                                                                              ------------------

            c  The aggregate of the Repurchase Prices for Contracts required to be repurchased
               by the Depositor as described in Section 7.05 of the Sale and Servicing Agreement                          $0.00
                                                                                                              ------------------

            d  All Advances made by Servicer pursuant to Section 7.02 of the Sale and Servicing
               Agreement                                                                                                  $0.00
                                                                                                              ------------------

            e  All amounts paid by the Seller in connection with an optional repurchase of the
               Contracts described in Section 7.07 of the Sale and Servicing Agreement                           $75,462,694.32
                                                                                                              ------------------

            f  All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Trust Accounts as contemplated in Section 5.05(b) of the
               Sale and Servicing Agreement                                                                             $125.83
                                                                                                              ------------------

            g  Total amount of funds deposited into the Collection Account pursuant to Section 5.05(b)           $83,263,423.40
                                                                                                              ------------------
                (the sum of a. through g.)

          2 The amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (i) through (iv) of Section 7.03(a) of the Sale and Servicing Agreement with
            respect to related Due Period                                                                           $202,044.73
                                                                                                              ------------------

            a  Amounts to be paid to the Servicer as the Reimbursement Amount in accordance with
               Section 7.02 of the Sale and Servicing Agreement                                                      $51,220.02
                                                                                                              ------------------

            b  Amounts to be paid to the Servicer in respect to the Servicing Fee for the related Due
               Period                                                                                               $150,824.71
                                                                                                              ------------------

            c  Amounts to be paid to the Indenture Trustee in respect of the Indenture Trustee Fee for
               the related Due Period                                                                                     $0.00
                                                                                                              ------------------

            d  Amounts to be paid to the Owner Trustee in respect of Owner Trustee Fee for related
               Due Period                                                                                                 $0.00
                                                                                                              ------------------

            e  Total amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (i) through (iv) Section 7.03(a) of the Sale and Servicing Agreement
               with respect to the related Due Period (sum of a. through d.)                                        $202,044.73
                                                                                                              ------------------

          3 The Available Amounts (not including amounts from Reserve Fund Account) for such
            Distribution Date available to pay Note Distributable Amounts and Certificate
            Distributable Amounts                                                                                $83,061,378.67
                                                                                                              ------------------
             (1(g) minus 2(e))

K        The shortfall of Available Amounts for such Distribution Date to pay either the Note
         Distributable Amount or the Certificate Distributable Amount                                                     $0.00
                                                                                                              ------------------
         (the Available Amounts for such Distribution Date minus the sum of the Note Distributable
         Amount as set forth in E. and the Certificate Distributable Amount as set forth in H.)

L        The amount to be withdrawn from the Reserve Fund on such Distribution Date to cover the
         Note Interest Distributable Amount                                                                               $0.00
                                                                                                              ------------------

                                                                 Page 6 of 9

M        The amount to be withdrawn from the Reserve Fund on such Distribution Date to cover the
         Certificate Interest Distributable Amount                                                                        $0.00
                                                                                                              ------------------

N        The amount to be withdrawn from the Reserve Fund on such Distribution Date to cover the
         Note Principal Distributable Amount                                                                              $0.00
                                                                                                              ------------------

O        The amount to be withdrawn from the Reserve Fund on such Distribution Date to cover the
         Certificate Principal Distributable Amount                                                                       $0.00
                                                                                                              ------------------

P        Interest Earnings on the Reserve Fund.                                                                         $238.80
                                                                                                              ------------------

Q        The amount on deposit in the Reserve Fund after giving effect to deposits and withdrawals
         therefrom on such Distribution Date                                                                              $0.00
                                                                                                              ------------------

R The Specified Reserve Fund Amount for such Distribution Date will be an amount equal to the lesser of (i) the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3
         Notes, the Class A-4 Notes and the Class B Notes and the Certificate
         Balance as of such Distribution Date, and (ii) the greater of:

        (a) 4.25% of the aggregate unpaid principal balance of the Class A-1
            Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes and the Certificate Balance on such Distribution Date, except that if a Reserve Fund Trigger Event shall have occurred and be continuing on such Distribution Date, then the percentage of the aggregate unpaid principal balance of the Class
            A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4
            Notes and the Class B Notes and the Certificate Balance referred to in this clause (a), shall be equal to 6.50%; and

        (b) 1.00% of the Aggregate Principal Balance as of the Cutoff Date.                                               $0.00
                                                                                                              ------------------

S       The Pool Factor

               Factor immediately Before Factor immediately After
                                    such Distribution Date               such Distribution Date

               Class A-1 Note     1       0.0000000                    7      0.0000000
                                    ----------------                     ---------------

               Class A-2 Note     2       0.0000000                    8      0.0000000
                                    ----------------                     ---------------

               Class A-3 Note     3       0.0000000                    9      0.0000000
                                    ----------------                     ---------------

               Class A-4 Note     4       0.5365278                   10      0.0000000
                                    ----------------                     ---------------

               Class B Note       5       1.0000000                   11      0.0000000
                                    ----------------                     ---------------

               Certificate        6       1.0000000                   12      0.0000000
                                    ----------------                     ---------------

T       Delinquent Contracts

          1 31-60 Days                                                                                    579     $3,565,301.73
                                                                                              ----------------------------------

          2 61-90 Days                                                                                     95       $611,018.78
                                                                                              ----------------------------------

          3 91 or More Days                                                                                28       $225,576.31
                                                                                              ----------------------------------

               Total Delinquent Receivables                                                               702     $4,401,896.82
               61+ Days Delinquencies as Percentage of Receivables                                                        1.11%

               Delinquency Ratio for Second Preceding Collection Period                                                   0.93%
               Delinquency Ratio for Preceding Collection Period                                                          1.08%
               Delinquency Ratio for Current Collection Period                                                            1.11%
               Average Delinquency Ratio               (Reserve Fund Trigger Event >= 2.0%)                               1.04%


                                                              Page 7 of 9

U      Defaulted Contracts

       1 Total Defaulted Contracts for the Due Period                                                  113          $519,395.12
                                                                                                           ---------------------

       2 Identity (attach)

       3 Liquidation proceeds for the Due Period                                                                    $596,259.48
                                                                                                           ---------------------

       4 Liquidation expenses for the Due Period                                                                     $13,083.91
                                                                                                           ---------------------

       5 Net Liquidation Proceeds for the Due Period                                                                $583,175.57
                                                                                                           ---------------------

       6 Net Liquidation Losses for the Due Period
                                                                                                                   ($63,780.45)
                                                                                                           ---------------------

                Pool Balance at Beginning of Collection Period                                                  $ 82,312,067.40
                Net Loss Ratio for Current Collection Period                                                             -0.93%

                Net Loss Ratio for Second Preceding Collection Period                                                     0.24%
                Net Loss Ratio for Preceding Collection Period                                                           -1.00%
                Net Loss Ratio for Current Collection Period                                                             -0.93%
                Average Net Loss Ratio                 (Reserve Fund Trigger Event >= 2.5%)                              -0.56%
V      Advances

       1 Unreimbursed Advances prior to such Distribution Date                                                       $51,220.02
                                                                                                           ---------------------

       2 Amount paid to Servicer on such Distribution Date to reimburse Servicer for such
         unreimbursed Advances                                                                                       $81,833.72
                                                                                                           ---------------------

       3 Amount of Delinquent Interest for the related Due Period                                                    $30,613.70
                                                                                                           ---------------------

       4 Amount of new Advances on such Distribution Date (if such amount is less than the amount of Delinquent Interest, attach the certificate required by Section 7.02 of the Sale and
         Servicing Agreement)                                                                                      ($51,220.02)
                                                                                                           ---------------------

       5 Total of unreimbursed Advances after new Advances on such Distribution Date                                      $0.00
                                                                                                           ---------------------

W      Repurchased Contracts

       1 Number of Contracts to be repurchased pursuant to Section 7.07 of the Sale and Servicing
         Agreement                                                                                                       13,857
                                                                                                           ---------------------

       2 Principal Amount of such Contracts                                                                      $73,772,601.93
                                                                                                           ---------------------

       3 Related Repurchase Price of such Contracts                                                                       $0.00
                                                                                                           ---------------------
Note: Pursuant to Section 7.07 of the Sale and Servicing Agreement, the Certificate Balance
as of the  9/15/03 Distribution Date is less than 10% of the Aggregate Principal Balance as of the July 1, 2000 Cutoff Date. Items W1 and W2 represent number of contracts and principal balance as of 9/10/03.


X      Contracts

       1 Number of Contracts as of beginning of Due Period                                                               15,053
                                                                                                           ---------------------

       2 Principal Balance of Contracts as of beginning of Due Period                                            $82,312,067.40
                                                                                                           ---------------------

       3 The weighted average Contract Rate of the Contracts as of the beginning of the Due Period                       12.07%
                                                                                                           ---------------------

       4 The weighted average remaining term to maturity of the Contracts as of the beginning of the
         Due Period                                                                                                       20.71
                                                                                                           ---------------------

       5 Number of Contracts as of end of Due Period                                                                     14,128
                                                                                                           ---------------------

       6 Principal Balance of Contracts as of end of Due Period                                                  $75,462,694.32
                                                                                                           ---------------------

       7 The weighted average Contract Rate of the Contracts as of the end of the Due Period                             12.11%
                                                                                                           ---------------------

       8 The weighted average remaining term to maturity of the Contracts as of the end of the
         Due Period                                                                                                       20.09
                                                                                                           ---------------------

                                Net Loss Addendum

For the Period Ending August 31, 2003          Reported          Actual*
Servicing Report Dated September 15, 2003        8K               Loss
                                               --------          -------
Net Loss Ratio for Current Month                -0.93%             1.96%
Net Loss Ratio for Previous Month               -1.00%             4.28%
Net Loss Ratio for 2nd Previous Month            0.24%             5.03%
Net Loss Ratio Three Month Average              -0.56%             3.76%

                       Section "U" of Servicer Certificate

The difference between the Reported 8K and Actual Loss column is driven by the difference in the definition of a Defaulted Contract between the DART 2000-1 Servicing Agreement and the servicer's normal procedures as described in the Prospectus. Generally the servicer charges-off a contract:

1)   when the servicer deems the contract uncollectible;
2) if the financed vehicle is not repossessed, during the month when 5% or more of an installment due under the contract becomes more than 120 days past due;
3) if the financed vehicle is repossessed, when all sale proceeds, insurance claims and refunds of financed insurance policies and extended warranties have been received; or
4) when an obligor files for bankruptcy and the servicer determines that its loss is known.

The definition of a Defaulted Contract in the DART 2000-1 Sale And Servicing Agreement states:
      "Defaulted Contract" means a Contract with respect to which there has occurred one or more of the following: (i) all or part of a scheduled payment under the Contract is 120 days or more than 120 days past due and the Servicer has not repossessed the related Financed Vehicle, (ii) the Servicer, has in accordance with its customary servicing procedures, determined that eventual payment in full is unlikely and has either repossessed and liquidated the related Financed Vehicle or repossessed and held the related Financed Vehicle in its repossessed inventory for 90 days, whichever occurs first; provided, however, in no event shall the period of time referred to in clauses (i) or (ii) extend for a combined period of longer than 120 days, or (iii) the relevant Obligor has suffered an Insolvency Event.

Two differences between the two standards account for the change in the Net Loss Ratio reported in the revised Servicer Certificate from the Net Loss Ratio calculated in accordance with the servicer's customary servicing procedures:

1) Under the DART 2000-1 Servicing Agreement the servicer must recognize the entire amount of a bankrupt account as a loss when the obligor files for bankruptcy rather than when the seller determines the actual amount of loss. Although prior experience does not necessarily predict future performance, in the servicer's experience, a majority of the accounts that file bankruptcy are collected.

2) Under the DART 2000-1 Servicing Agreement repossessions in inventory are considered to be a loss if the contract is 120 days delinquent. Traditionally the Servicer would not consider repossessions in inventory to be a loss until the car has been sold and all liquidation proceeds have been recovered and the loss is known.


*Losses as determined according to the Servicer's customary servicing procedures.

                                   Page 9 of 9